TEXAS ASSOCIATION OF REALTORS(R)
                       IMPROVED PROPERTY COMMERCIAL LEASE
    USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF
                           RELATORS IS NOT AUTHORIZED

1. PARTIES: The parties to this lease are the owner of the Property J. L. Hadfield Rental Properties, L.L.C., (Landlord) and the tenant, Humatech (Tenant).
2. LEASED PREMISES: Landlord leases to Tenant the following described real property, known as the "leased premises" along with all its improvements:
       Number 3 (suite or unit), containing approximately 6,800 square feet of rentable area, located within the (building or complex name) on the land known as 27711 Katy Freeway (address, city, state) which is legally described or as described on attached exhibit. "Property" means the building or complex in which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks. The parties agree that the rentable area of the leased premises may not equal the actual or usable area within the leased premises and may include an allocation of common areas in the Property.
3.     TERM:
       A. Term:  The term of this lease is 12 months, commencing on July 1, 2001
          ----
          (Commencement  Date) and ending on  _____________  (Expiration  Date).
       B. Delay of Occupancy: If Tenant is unable to occupy the leased premises on ------------------ the Commencement Date because of construction on
          the  leased  premises  to  be   completed  by  Landlord  that  is  not
          substantially complete or a prior tenant's holding over of the leased premises, Landlord will not be liable to Tenant for such delay and this lease will remain enforceable. In the event of such a delay, the Commencement Date will automatically be extended to the date Tenant is able to occupy the Property and the Expiration Date will also be extended by like number of days, so that the term of this lease remains unchanged. If Tenant is unable to occupy the leased premises after the 30th day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant's holding over of the leased premises, Tenant may terminate this Lease by giving written notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord will refund to Tenant any amounts paid to Landlord by Tenant. This Paragraph 3B does not apply to any delay in occupancy caused by cleaning or repairs.
4.     RENT  AND  EXPENSES:
       A. Base Monthly Rent:  On or before the first day of  each  month  during
          ------------------
          this lease, Tenant will pay Landlord base monthly rent in the amount of $1,700.00. The first full base monthly rent is due on or before July 1, 2001.
       B. Prorated Rent:  If  the  Commencement  Date is on a day other than the
          -------------
          first day of a month, Tenant will pay Landlord as prorated rent, an amount equal to the base monthly rent multiplied by the following fraction: the number of days from the Commencement Date to the first day of the following month divided by the number of days in the month in which this lease commences. The prorated rent is due on or before the Commencement Date.
       C. Additional  Rent:  In  addition  to  any base monthly rent or prorated
          ----------------
          rent, Tenant will pay Landlord all other amounts as provided by the attached:
          (1)  Net  Addendum
          (2)  Percentage  Rent  Addendum
          (3)  Expense  Reimbursement  Addendum
          (4)  Expense  Addendum  for  Single-Tenant  Property
          (5)  Parking  Addendum
          (6)  $100  per  month  for  water  and  sewer
       D. Place  of Payment:  Tenant will remit all amounts due  Landlord  under
          -----------------
          this lease to J.L. Hadfield Rental Properties, L.L.C. at 50 S. 4350 E., P.O. Box 6, Lehi, Utah 84043-0006 or to such other person or at such other place as Landlord may designate in writing.
       E. Method  of  Payment:  Tenant  must pay all rent timely without demand,
          -------------------
          deduction, or offset, except as permitted by law of lease. Time is of the essence of the payment of rent. If Tenant fails to timely pay any amounts due under this lease or if check of Tenant is returned to Landlord by the institution on which it was drawn, Landlord may require Tenant to pay in addition any other available remedy, all amounts due under this lease by certified funds by providing written notice to Tenant.
       F. Late Charges:  If Landlord does not actually receive a rent payment at
          ------------
          the designated place of payment within 5 days after date the rent is due, Tenant will pay Landlord a late charge equal to 5% of the base monthly rent. The mailbox is not an agent for receipt for Landlord. The late charge is a cost associated with the collection of rent and Landlord's acceptance of the late charge does not waive Landlord's right to exercise remedies under Paragraph 20.
       G. Returned Checks:  Tenant will pay  $25.00 (not to exceed $25) for each
          ---------------
          check Tenant tenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment.
5. SECURITY DEPOSIT: Upon execution of this lease, Tenant will pay a security deposit to Landlord in the amount of __________. Landlord may apply the security deposit to any amounts owed by Tenant under this lease. If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant, Tenant must, within __ days after receipt of notice from Landlord, restore the security deposit to the amount stated. Within a reasonable time after lease ends, Landlord will refund the security deposit to Tenant less any amounts applied toward amounts owed by Tenant.
6 TAXES: Unless otherwise agreed by the parties, Landlord will pay all real property ad valorem taxes assessed against the leased premises.
7. UTILITIES: Tenant will pay all charges for the use of all utility services to the leased premises and any connection charges except the following which will be paid by Landlord: None.
       NOTICE: Tenant should determine if any and all necessary utilities (e.g., water, gas, electricity, telephone, sewer, etc.) available to the leased premises, are adequate for Tenant's intended use, and the cost to provide the necessary utilities.
8.     TENANT'S  INSURANCE:
       A. During all times this lease is in effect, Tenant must maintain in full force and effect:
          (1)  public liability insurance from an insurer acceptable to Landlord in an amount not less than  $200,000.00  on  an occurrence  basis naming Landlord  as  an  additional  insured;
          (2)  personal  property   damage   insurance  for  Tenant's  business
               operations on the  leased premise from an insurer  acceptable  to
               Landlord in an amount not less than $100,000.00 on an  occurrence basis.
       B. Before the Commencement Date, Tenant must provide Landlord with a copy of the insurance certificates evidencing required coverage. If the insurance coverage changes in any manner or degree at any time this lease is in effect. Tenant must provide Landlord a copy of an insurance certificate evidencing such change within 10 days of the change.
       C. If Tenant fails to maintain the required insurance in full force and effect at all times this lease is in effect, Landlord may purchase such insurance on behalf of Tenant and Tenant must immediately reimburse Landlord for such expense or exercise Landlord's remedies under Paragraph 20.
       D. If there is an increase in Landlord's insurance premiums for the leased premises or Property or its contents that is caused by Tenant, Tenant's use of the leased premises, or any improvements made by or for Tenant, Tenant will, for each year the lease is in effect, pay Landlord the increase immediately after Landlord notifies Tenant of the increase.
9. USE AND HOURS: Tenant may use the leased premises for the following purpose and no other:
       A. Tenant's  Normal  Business  Hours:  Tenant's normal business hours are
          ---------------------------------
          (specify  hours,  days  of  week,  and  if  inclusive  or exclusive of weekends  and  holidays).  Tenant  will  keep the leased premises open substantially  during  Tenant's  normal  business  hours.
       B. Building  Operating Hours:  The  building in which the leased premises
          -------------------------
          are located maintains operating hours of (hours, days of week, and if inclusive or exclusive of weekends and holiday): NA. If Landlord is to provide HVAC services to the leased premises under this lease,
          Landlord is obligated to provide HVAC services only during the specified building operating hours.
10.    LEGAL  COMPLIANCE:
       A. Tenant may not use or permit any part of the leased premises to be used for:
          (1)  any  activity  which  is a nuisance or  is  offensive,  noisy  or dangerous;
          (2)  any  activity  that  interferes  with any other  tenant's  normal business operations or Landlord's  management  of  the  Property;
          (3)  any  activity  that  violates  any  applicable  law,  regulation,
               zoning   ordinance   restrictive   covenant,  government  owners'
               association  rules,  tenants' association rules, Landlord's rules or  regulations,  or  this  lease;
          (4)  any  hazardous  activity that would require any insurance premium on  the Property  or  leased  premises  to  increase  would  void any  such  insurance;
          (5)  any  activity  that  violates any applicable federal,  state,  or local  law,  including  but not limited to those laws relating to quality,  water  quality,  hazardous materials, wastewater, waste disposal,  air  emissions,  or  other  environmental  matters;
          (6)  the permanent or temporary storage of any hazardous  material; or
          (7)  NA
       B. "Hazardous material" means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous solvent, or oil as defined by any federal, state, or local environmental law, regulation, ordinance or rule existing as of the date of this lease or later enacted.
       C. Landlord does not represent or arrant hat the leased premises or Property conform to applicable restrictions ordinances, setback lines, parking requirements, impervious ground cover ratio requirements, and other matters as they related to Tenant's intended use. Tenant must
                                                                     -----------
          satisfy  itself  that  the  leased  premises  may be used as Tenant is
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          independently  investigating  all  matters  related  to the use of the
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          leased  premises  or  Property.  Tenant  agrees  that  relying  on any
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          warranty  or representation made by Landlord, Landlord's agent, or any
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          broker  concerning  the  use  of  the  premises  or  Property.
          --------------------------------------------------------------
11.    SIGNS:
       A. Tenant may not post or paint any signs at, on, or about the leased premises or Property without Landlord's written consent. Landlord may remove any unauthorized sign, and Tenant will promptly reimburse Landlord for any expenses relating to the removal of any unauthorized sign. Any authorized sign must comply with all laws, restrictions, zoning ordinances, governmental order relating to signs on the leased premises or Property. Landlord may temporarily remove any and all signs to complete repairs or alterations to the leased premises or the Property.
       B. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant's expense, to remove, without damage to the Property or leased premises, any or all signs that were placed on the Property or leased premises by or at the request of Tenant. Any signs that Landlord does not require Tenant to remove and any fixtures become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.
12.    ACCESS  BY  LANDLORD:
       A. During Tenant's normal business hours Landlord may enter the leased premises for any reasonable purpose, including not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective purchasers. Landlord may access the leased premises after Tenant's normal business hours with Tenant's permission in order to complete repairs. Landlord will not unreasonably interfere with Tenant's business operations when accessing leased premises.
       B. During the last 30 days of this lease Landlord may place a "For Lease" or similarly worded sign in the leased premises.
13. MOVE-IN CONDITION: Tenant has inspected the leased premises and accepts it in its present (as-is) condition unless noted otherwise in this lease. Landlord and any agent have made no express or implied warranties as to
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       the conditional permitted use of the leased premises or Property.
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14.    MOVE-OUT  CONDITION  AND  FORFEITURE  OF  TENANT'S  PERSONAL  PROPERTY:
       A. At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, normal wear and tear excepted. Tenant will leave the leased premises in a clean condition free of all
          trash,   debris,   personal   property,   hazardous   materials,   and
          environmental contaminants. Before this lease ends, Tenant will not provide Landlord with a report, by an environmental engineer or assessor acceptable to Landlord, dated not earlier than before the date this lease ends that indicates that no hazardous material or other environmental hazards is on or about the leased premises

       B. If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises Landlord may: (1) require Tenant, at Tenant's expense, to remove the personal property by providing written notice to Tenant or (2) retain such personal property as forfeited property to Landlord.
       C. "Surrender" means vacating the leased premises and returning all keys and access devices to Landlord. "Normal wear and tear" means deterioration that occurs without negligence, carelessness, accident, or abuse.
       D. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out at Tenant's expense, to remove, without damage to the Property or leased premises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant. Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.
15.    MAINTENANCE  AND  REPAIRS:
       A. Cleaning: Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles. Tenant will provide, at its expense, reasonable janitorial services to the leased premises.
       B. Repairs of Conditions Caused by a Party: Each party must promptly repair a condition caused, either intentionally or negligently, by that party or that party's guests, patrons, invitees, contractors or permitted subtenants.
       C. Repair and Maintenance Responsibility: Except as provided by Paragraph 15B, the party designated below, at its expense is responsible to maintain and repair the following specified items in the leased premises. The specified items must be maintained in: (i) clean condition; (ii) good repair; and (iii) operable condition. If a modification to any of the specified items is required by law or governmental regulation or order, the party designated to maintain the item must complete and pay the expense of the modification. The specified items include and relate only to real property in the leased premises. Tenant is responsible for the repair and maintenance of its personal property.

                                                     N/A     Landlord     Tenant
          (1)  Foundation, exterior walls, roof,      __        __          __
               and other structural components,       __        __          __
          (2)  Glass and windows,                     __        __          __
          (3)  Fire protection equipment,             __        __          __
          (4)  Exterior & overhead doors,
               including closure devices, molding,
               locks, and hardware,                   __        __          __
          (5)  Grounds  maintenance, including
               landscaping and ground sprinklers,     __        __          __
          (6)  Interior doors, including closure
               devices, frames, molding, locks,
               and hardware,                          __        __          __
          (7)  Parking  areas  and  walks,            __        __          __
          (8)  Plumbing systems, drainage systems,
               electrical systems (including ballast
               and lamp replacement) & mechanical
               systems, except those specifically
               designated otherwise,                  __        __          __
          (9)  Heating Ventilation and Air
               Conditioning (HVAC) systems,           __        __          __
         (10)  Signs,                                 __        __          __
         (11)  Extermination and pest control,
               excluding wood-destroying insects,     __        __          __
         (12)  Storage yards and storage buildings,   __        __          __
         (13)  Wood-destroying insect treatment
               and repairs,                           __        __          __
         (14)  Cranes  and  related  systems,         __        __          __
         (15)  Parking  lot,                          __        __          __
         (16)  Grass & weeds in rear of building,     __        __          __
         (17)  All  other  items  and  systems,       __        __          __
         (18)  Tenant will fix minor item $100 or
               less - others go to Landlord,          __        __          __
       D. Repair Persons: Repairs must be completed by trained, qualified, and insured repair persons.

       E. HVAC  Service  Contract: If  Tenant  is  responsible  to  maintain the
          HVAC system, Tenant is not required to maintain, at its expense, a regularly scheduled maintenance and service contract for the HVAC system. The maintenance service contract must be purchased from a HVAC maintenance company that regularly provides such contracts of properties. If Tenant fails to maintain a required HVAC maintenance and service contract in effect at all times during the lease, Landlord may do so and charge Tenant the expense of such a maintenance and service contract of Landlord's remedies under Paragraph 20
       F. Common  Areas:  Landlord  will  maintain  any   common  areas  in  the
          Property in a manner as Landlord determines to be in the best interest of the Property. Landlord will maintain any elevator and signs in the common areas. Landlord may change the size, dimension and location of any common areas, provided that such change does not materially impair Tenant 's access to the leased premises. If a modification to the common areas is required by law or governmental regulations Landlord will modify the item. Tenant has the non-exclusive license to use the common areas in compliance with rules and restrictions. Tenant may not solicit any business in the common areas or interfere with any other persons  who  use  the  common  areas.
       G. Notice of Repairs: Tenant must promptly notify Landlord of any item that is in need of repair and that is not his responsibility to repair. All requests for repairs to Landlord must be in writing.
       H Failure to Repair: Landlord must make a repair for which Landlord is responsible within a reasonable period of time that Tenant provides Landlord written notice of the needed repair. If Tenant fails to repair or maintain an item for which Tenant is responsible within 10 days after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may (1) repair or maintain the item, without liability for any damage or loss to Tenant, and Tenant must immediately reimburse Landlord for the cost to repair or maintain; or
          (2)  exercise  Landlord's  remedies  under  Paragraph  20.
16.    ALTERATIONS:
       A. Tenant  may  not  alter,  improve,  or  add  to  the  Property  or the leased premises without Landlord's written consent. Landlord may not unreasonably withhold consent for the Tenant to make reasonable alterations,  modifications  or  improvements  to the leased premises.
       B. Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord's consent. Landlord authorizes the changing, addition, or rekeying of any locks or other security devices. Tenant must deliver the new keys and access devices to Landlord.
       C. If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain the item to be modified or altered as designated in Paragraph 15 will, at its expense, modify or alter the item in _____________________ with the order.
       D. Any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord's property and must be surrendered to Landlord at the time this lease ends except for those fixtures Landlord requires Tenant to remove under Paragraph 14 or if the parties agree otherwise in writing.
17. LIENS: Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in ______________. If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after Landlord has notified Tenant to take action to remove the lien, pay the lien or take whatever action is necessary to cause the lien to be removed from record. Tenant will provide Landlord a copy of any release Tenant obtains  pursuant  to  this  paragraph.
18.    LIABILITY:  To the  extent  permitted by law, Landlord is NOT responsible
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       to  Tenant  or  Tenant's  employees, patrons, guests or invitees for any,
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       damages injuries,  or  losses  to  person  or  property caused by:
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       A. an act, omission, or  neglect of:  Tenant;  Tenant's  agent;  Tenant's
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          guest; Tenant's employees; Tenant's patrons; guests, invitees; or  any
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          other tenant of the  Property;
          -----------------------------
       B. fire,  flood,  water  leaks, ice, snow, hail, winds, explosion, smoke,
          ----------------------------------------------------------------------
          riot, strike,  interruption  of  utilities,  theft, burglary, assault,
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          vandalism,  other   persons,   environmental  contaminants,  or  other
          ----------------------------------------------------------------------
          occurrences or casualty losses.
          ------------------------------
19. INDEMNITY: Tenant will indemnify and hold Landlord harmless from any property damage, personal injury, _________ liabilities, damages, cost of repairs or service to the leased premises or Property or any other loss caused, or otherwise, by Tenant or Tenant's employees, patrons, guests, or invitees.
20.    DEFAULT:
       A. If Landlord fails to comply with this lease within 30 days after Tenant notifies Landlord of Landlord's failure Landlord will be in default and Tenant may seek any remedy provided by law. If, however, Landlord's notice reasonably requires more than 30 days to cure, Landlord will not be in default if the cure is commenced within the period and is diligently pursued.
       B. If Landlord does not actually receive at the place designated for payment any rent due under this lease within 5 days after it is due, Tenant will be in default. If Tenant fails to comply with this lease for any other reason within 10 days after Landlord notifies
          Tenant  of  its  failure  to  comply,  Tenant  will  be  in  default.
       C. If Tenant is in default, Landlord may: (i) terminate Tenant's right to occupy the leased premises by providing Tenant with at least 3 days written notice; and (ii) accelerate all rents which are payable during the remainder of this lease or any renewal period without notice or demand. Landlord will attempt to mitigate any damage or loss caused by Tenant's breach. If Tenant is in default, Tenant will be liable for:
          (1)  any  lost  rent;
          (2)  Landlord's  cost  of  reletting  the  leased  premises, including brokerage  fees,  advertising  fees,  and  other  fees  necessary to  relet  the  leased  premises;
          (3)  repairs  to  the  leased  premises  for use beyond  normal  wear and tear;
          (4)  all  Landlord's  costs  associated  with eviction of Tenant, such as  attorney's fees, court costs, and prejudgment interest;
          (5)  all  Landlord's  costs  associated  with  collection of rent such as  collection  fees,  late  charges, and returned check charges;
          (6)  cost of removing any equipment  and  trade-fixtures  left  on the leased  premises  by  Tenant;
          (7)  cost  to  remove  any trash, debris, personal property, hazardous materials,  or  environmental  contaminants  left  by  Tenant  or
               Tenant's employees, guests, or invitees in the leased premises or
               Property;  and
          (8)  any  other  recovery  to  which  Landlord may be entitled by law.
21. ABANDOMENT, INTERRUPTION OF UTILITIES, REMOVAL OF TENANT'S PROPERTY, AND LOCKOUT: Chapter 93 of the Texas Property Code governs the rights and obligations of the parties with regard to: (a) abandonment of the leased premises; (b) interruption of utilities; (c) removal of Tenant's personal property; and (d) "lock-out" of Tenant.
22. HOLDOVER: If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become a tenant-at-will and must vacate the leased premises immediately upon receipt of demand from Landlord.
       No  holding  over by Tenant, with or without  the  consent  of  Landlord,
       will   extend  this  lease.   Tenant  will  indemnify  Landlord  and  any
       prospective tenants for any and all damages caused by the holdover. Rent for any holdover period will be 2 times the base monthly rent plus any additional rent calculated on a daily basis and will be immediately due and payable daily without notice or demand.
23. LANDLORD'S LIEN AND SECURITY INTEREST: To secure Tenant's performance under this lease, Tenant grants to Landlord a lien and security interest against all of Tenant's nonexempt personal property that is in the leased premises or Property. This lease is a security agreement for the purposes of the Uniform Commercial Code. Landlord may file a copy of this lease as a financing statement.
24. ASSIGNMENT AND SUBLETTING: Tenant may not assign this lease or subject any part of the leased premises without Landlord's written consent. An assignment of this lease or subletting of the leased premises without Landlord's written consent is voidable by Landlord. If Tenant assigns this lease or sublets any part of the leased premises, Tenant will remain liable for all of Tenant's obligations under this lease regardless if the assignment or sublease is made with or without the consent of Landlord.
25. RELOCATION: By providing Tenant with not less than 90 days advanced written notice, Landlord may require Tenant to relocate to another location in the Property, provided that the other location is equal in size or larger than the leased premises then occupied by Tenant and contains similar leasehold improvements. A relocation of Tenant will not change or affect any other provision of this lease that is then in effect including rent and reimbursement amounts, except that the description of the suite or unit number will automatically be amended.
26.    SUBORDINATION:
       A. This lease and Tenant's leasehold interest are and will be subject, subordinate, and inferior to:
          (1)  any  lien,  encumbrance,  or ground lease now or hereafter placed on  the  leased  premises  or  the  Property by Landlord;
          (2)  all  advances  made  under  any such lien, encumbrance, or ground lease;
          (3)  the  interest  payable  on  any  such  lien  or  encumbrance;
          (4)  any   and   all  renewals  and  extensions  of  any  such  lien,
               encumbrance, or ground  lease;
          (5)  any  restrictive  covenant affecting  the leased premises or the
               Property; and
          (6)  the  rights  of  any  owners'  association  affecting the leased premises or Property.
       B. Tenant must, on demand, execute any instrument subordinating this lease as Landlord may request, provided that such subordination is made on the condition that this lease and Tenant's rights under this lease are recognized by the lien-holder.
27. ESTOPPEL CERTIFICATES: Within 10 days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord an estoppel certificate that identifies: (a) when this lease commences and ends; (b) any amendments to this lease; (c) any rights that Tenant may have to extend this lease or purchase the Property or leased premises; (d) any default by Landlord; and (e) any other information reasonably requested in the certificate.
28.    CASULATY  LOSS:
       A. Tenant must immediately notify Landlord of any casualty loss in the leased premises. Within 20 days after receipt of Tenant's notice of a casualty loss, Landlord will notify Tenant if the leased premises are less than or more than 50% unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss.
       B. If the leased premises are less than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased premises to substantially the same condition as before the casualty. If Landlord fails to substantially restore within the time required, Tenant may terminate this lease.
       C. If the leased premises are more than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord may; (1) terminate this lease; or (2) restore the leased premises to substantially the same condition as before the casualty. If Landlord chooses to restore and does not substantially restore the leased premises within the time required,  Tenant  may  terminate  this  lease.
       D. If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may: (1) choose not to restore and terminate this lease; or (2) choose to restore, notify Tenant of the estimated time to restore, and give Tenant the option to terminate this lease by notifying Landlord within 10 days.
       E. If this lease does not terminate because of casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable.
29. CONDEMNATION: If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate. If after a condemnation or purchase in lieu of condemnation the leased premises are partially unusable for the purposes stated in this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable. Any condemnation aware or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award. Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant's personal property.
30.    ATTORNEY'S  FEES:  Any  person   who  is  a prevailing party in any legal
       proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney's fees, and all other costs of litigation from the nonprevailing party.
31. REPRESENTATIONS: Tenant's statements in this lease and any application for rental are material representations relied upon by Landlord. Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign the lease. If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default. If Landlord is not aware of any material  defect  on  the  Property  that  would affect  the  health  and
       safety  of  an  ordinary  person  or  any  environmental  hazard   on  or
       affecting the Property that would affect the health or safety of an ordinary person, except: none.
32. ADDENDA: Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda an Exhibit section of the Table of Contents. If Landlord's Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at discretion, amend from time to time.
33.    AGREEMENT  OF  PARTIES:
       A. Entire  Agreement:  This lease contains the  entire  agreement between
          -----------------
          Landlord  and  Tenant  and  may  not  be  changed  except  by  written agreement.
       B. Binding  Effect:  This lease is binding upon and inures to the benefit
          ---------------
          of the parties and their respective heirs, executors, administrators, successors, and permitted assigns.
       C. Joint  and Several:  All Tenants are  jointly and severally liable for
          ------------------
          provisions of this lease. Any act or notice to, or refund to or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination is binding on all Tenants.
       D. Controlling  Law:  The  laws  of  the  State  of  Texas   govern   the
          ----------------
          interpretation,  performance,  and  enforcement  of  this  lease.
       E. Severable  Clauses:  If any clause in  this  lease is found invalid or
          ------------------
          unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable.
       F. Waiver:  Landlord's delay, waiver, or non-enforcement of acceleration,
          ------
          contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease.
       G. Quiet  Enjoyment:  Provided  that  Tenant  is  not  in default of this
          ----------------
          lease, Landlord covenants that Tenant will enjoy possession and use of the leased premises free from serious interference.
       H. Force  Majeure:  If Landlord's performance of  a term in this lease is
          --------------
          delayed by strike, lock-out, shortage of material, governmental restriction, riot, flood, or any cause outside Landlord's control, the time for Landlord's performance will be abated until after the delay.
34.    NOTICES:  All  notices  under  this  lease  must  be  in  writing and are effective when hand-delivered, sent by mail, or sent by facsimile transmission to:

Tenant                                              Landlord
at  the  address of the leased premises             at 50 S. 1350 E, P.O. Box 6
                                                    Lehi,  Utah  84043-0006
                                                    Fax:  801-758-3553

with  a  copy  to:  Tenant                          with  a  copy  to:
at  1718  Fry  Road,  #450
Houston,  TX  77084

35.    SPECIAL  PROVISIONS:
       A. A Tenant is allowed to use Yard Space at the rear of the building the width of the leased space and approximately 100 feet in depth.
       B. During the lease term or any extension, if the property is sold, Landlord has the right to cancel the lease if required by a new owner. Landlord must give the Tenant 60 days to vacate the premises.
       C. Tenant is given an option to extend this lease for one year and the rent will be $800.000 per month (a 5% increase).

Real estate brokers are not qualified to render legal advice, property inspections, surveys, engineering studies (e.g., studies of the structures, drainage, and soil conditions), environmental assessment, tax advice, financial advice, or inspections to determine compliance with zoning, governmental regulations, or any law (e.g., ADA, Texas Architectural Barriers Statute, etc.). The parties should seek experts to render such services. Selection of such experts is the responsibility of the parties and not the real estate broker. The terms of this lease are negotiable among the parties. This is intended to be a legal agreement binding upon final acceptance. READ IT CAREFULLY. If you do not understand the effect of this Lease, consult your attorney BEFORE signing.


                         6/20/01                 /s/  David  Williams    6/20/01
--------------------------------                 -------------------------------
Landlord J.L. Hadfield Rental Properties, LLC    Tenant                     Date
By:  /s/ John L. Hadfield
     --------------------
as   John L. Hadfield (owner) for Landlord
     -------------------------------------